497(e)

Sextant Mutual Funds

Prospectus
October 2, 2006

(graphic omitted)

Growth Fund
International Fund
Short-Term Bond Fund
Bond Income Fund

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

A Quick Look at Sextant Mutual Funds

Fund Investment Goals

STOCKS:

Growth Fund – long-term capital growth
International Fund – long-term capital growth

BONDS:

Short-Term Bond Fund – capital preservation and current income
Bond Income Fund – current income

Principal Investment Strategies

The Growth Fund primarily invests in common stocks of U.S. companies. The International Fund, in contrast, invests primarily in foreign common stocks. The Funds diversify their investments across industries and companies, and generally follow a value investment style. The Funds favor companies trading for less than the adviser’s assessment of intrinsic value, which typically means companies with low price/earning multiples, low price to cash flow, and higher dividend yields. The Growth Fund may invest in securities of smaller or newer companies as well as those of well-seasoned companies of any size. The International Fund diversifies its investments among many countries, favoring those with mature markets (such as Europe and Canada). It currently limits its investments to those securities of foreign issuers that trade and settle in the U.S. (such as American Depository Receipts). These two Funds are not designed for investors seeking current income, and do not ordinarily invest in debt securities (bonds).

The Short-Term Bond Fund invests primarily in marketable short-term debt securities. Under normal circumstances the Fund’s dollar-weighted average maturity does not exceed three years. The Sextant Bond Income Fund invests primarily in marketable debt securities. The Fund’s current policy is to maintain a dollar-weighted average maturity of ten years or more. Both Funds invest at least 65% of assets in bonds rated within the three highest grades (AAA, AA or A); and may not invest in a security rated at time of purchase below the fourth highest grade (BBB).

Principal Risks of Investing in the Funds

The value of Fund shares rise and fall as the value of the stocks and bonds in which the Fund invests goes up and down. Only consider investing in a Sextant Fund if you are willing to accept the risk that you may lose money. Fund share prices, yields, and total returns will change with the fluctuations in the securities markets as well as the fortunes of the industries and companies in which the Funds invest.

The Growth Fund may invest in smaller companies, which involve higher investment risks in that they often have limited product lines, markets and resources, or their securities may trade less frequently and have greater price fluctuation than those of larger companies. Growth stocks, which can be priced on future expectations rather than current results, may decline substantially when expectations are not met or general market conditions weaken.

The International Fund involves risks not typically associated with investing in U.S. securities. These include fluctuations in currency exchange rates, less public information about securities, less governmental market supervision, and lack of uniform financial, social and political standards. Foreign countries have risk of confiscatory taxation, seizure or nationalization of assets, establishment of exchange controls, adoption of government restrictions, or adverse political or social developments that affect investments.

The risks inherent in the Short-Term Bond and Bond Income Funds depend primarily on the terms and quality of the obligations in each Fund’s portfolio, as well as on bond market conditions. When interest rates rise, bond prices fall. When interest rates fall, bond prices go up. Bonds with longer maturities, such as those held by the Bond Income Fund, usually are more sensitive to interest rate changes than bonds with shorter maturities. Both Funds entail credit risk, which is the possibility that a bond will not be able to pay interest or principal when due. If the credit quality of a bond is perceived to decline, investors will demand a higher yield, which means a lower price on that bond to compensate for the higher level of risk.

Performance

Variability of returns is illustrated in the following bar charts and tables, which provide an indication of the risks of investing in each Fund by showing changes in Fund performance from year to year and by showing how each Fund’s average annual returns compare to those of broad-based market indices. A Fund’s past performance (before and after taxes) is not necessarily an indication of how a Fund will perform in the future.

2	Sextat Mutual Funds Prospectus	October 2, 2006

Sextant Growth Fund
(graphic omitted)

Calendar Year Percentage Returns (bar graph omitted)
1996	1997	1998	1999	2000	2001	2002	2003	2004	2005
8.54%	26.55%	14.71%	40.97%	6.52%	-11.99%	-18.37%	26.16%	16.44%	18.63%

Note: Highest return for a quarter was +28.3% (quarter ending Dec. 31, 1999). Lowest return for a quarter was -23.8% (quarter ending March 30, 2001). Year-to-date return through the quarter ending Sept. 30, 2006 was 1.84%.

Average Annual Returns
(for the periods ending December 31, 2005)	1 Year	5 Years	10 Years
Return before taxes	18.63%	4.60%	11.47%
Return after taxes on distributions**	18.60%	4.55%	10.95%
Return after taxes on distributions and sale of fund shares**	12.14%	3.95%	9.80%
S&P 500*	4.92%	0.54%	9.06%

*The S&P 500® is the Standard & Poor’s Composite Index of 500 stocks, an unmanaged index of common stock prices.
**After-tax returns are calculated using the historical highest individual federal marginal income tax rates but do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and likely differ from those shown. They are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as Individual Retirement Accounts.

Sextant International Fund
(graphic omitted)

Calendar Year Percentage Returns (bar graph omitted)
1996	1997	1998	1999	2000	2001	2002	2003	2004	2005
16.85%	15.88%	6.15%	41.16%	-7.22%	-14.77%	-22.82%	49.54%	17.40%	16.75%

Note: Highest return for a quarter was +33.4% (quarter ending Dec. 31, 1999). Lowest return for a quarter was -25.1% (quarter ending Sept. 30, 2002). Year-to-date return through the quarter ending Sept. 30, 2006 was 9.77%.

Average Annual Returns
(for the periods ending December 31, 2005)	1 Year	5 Years	10 Years
Return before taxes	16.75%	6.16%	9.76%
Return after taxes on distributions**	16.67%	6.04%	9.34%
Return after taxes on distributions and sale of fund shares**	11.00%	5.25%	8.37%
AMEX International Index*	11.97%	3.24%	6.89%

*The AMEX International Index® is a capitalization-weighted index of 50 American Depository Receipts.
** After-tax returns are calculated using the historical highest individual federal marginal income tax rates but do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and likely differ from those shown. They are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as Individual Retirement Accounts.

October 2, 2006	Sextant Mutual Fund Prospectus	3

Sextant Short-Term Bond Fund
(graphic omitted)

Calendar Year Percentage Returns (bar graph omitted)
1996	1997	1998	1999	2000	2001	2002	2003	2004	2005
3.95%	6.53%	6.19%	2.50%	7.28%	7.57%	6.95%	3.51%	0.96%	1.27%

Note: Highest return for a quarter was +3.7% (quarter ending Sept. 28, 2001). Lowest return for a quarter was -1.1% (quarter ending June 30, 2004). Year-to-date return through the quarter ending Sept. 30, 2006 was 2.36%.

Average Annual Returns
(for the periods ending December 31, 2005)	1 Year	5 Years	10 Years
Return before taxes	1.27%	4.01%	4.64%
Return after taxes on distributions**	0.11%	2.33%	2.69%
Return after taxes on distributions and sale of fund shares**	0.09%	2.24%	2.36%
Citigroup Government/Corporate 1-3 Index*	1.32%	4.18%	5.10%

*The Citigroup Government-sponsored/Corporate Bonds (1-3 year maturities) Index is an unmanaged index of investment-grade short-term bond prices.
**After-tax returns are calculated using the historical highest individual federal marginal income tax rates but do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and likely differ from those shown. They are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as Individual Retirement Accounts.

Sextant Bond Income Fund
(graphic omitted)

Calendar Year Percentage Returns (bar graph omitted)
1996	1997	1998	1999	2000	2001	2002	2003	2004	2005
0.54%	12.70%	9.15%	-3.82%	9.29%	9.41%	13.62%	3.80%	4.52%	1.07%

Note: Highest return for a quarter was +5.9% (quarter ending Sept. 30, 2002). Lowest return for a quarter was -6.1% (quarter ending Mar. 29, 1996) Year-to-date return through the quarter ending Sept. 30, 2006 was 2.07%.

Average Annual Returns
(for the periods ending December 31, 2005)	1 Year	5 Years	10 Years
Return before taxes	1.07%	6.37%	5.76%
Return after taxes on distributions**	-0.43%	4.46%	3.46%
Return after taxes on distributions and sale of fund shares**	-0.46%	4.25%	2.96%
Citigroup BIG Index*	2.57%	5.93%	6.18%

*The Citigroup Broad Investment-Grade Bond Index is an unmanaged index of investment-grade, medium and long term bond prices.
**After-tax returns are calculated using the historical highest individual federal marginal income tax rates but do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and likely differ from those shown. They are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as Individual Retirement Accounts.

4	Sextat Mutual Funds Prospectus	October 2, 2006

Fees and Expenses

These tables describe the fees and expenses you may pay if you buy and hold shares of the Sextant Funds.

SHAREOWNER FEES
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price):	0%
Maximum Deferred Sales Charge (Load):	0%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends/Distributions:	0%
Early Redemption Penalty (applied to shares redeemed within 30 calendar days of purchase):	2%
Exchange Fee:	0%
Maximum Account Fee:	0%

Effective October 2, 2006, the Funds instituted a 12b-1 Plan of Distribution. The following table illustrates the pro-forma operating expenses of the Funds for the fiscal year ending November 30, 2005, had the Plan of Distribution been in effect throughout the year.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
	Growth	International	Short-Term Bond	Bond Income
	Proforma	Proforma	Proforma	Proforma
Management Fees	0.83%	0.73%	0.58%	0.43%
Distribution (12b-1) Fees	0.25%	0.25%	0.25%	0.25%
Other Expenses	0.45%	0.63%	0.65%	0.54%
Annual Fund Operating Expenses	1.53%	1.61%	1.48%	1.22%

Actual Annual Fund Operating expenses for the fiscal year ending November 30, 2005 are available in the Annual Report. Management fees for both Bond funds are contractually waived when assets are less than $2 million.

The expenses examples below are intended to help investors compare the cost of investing in a Sextant Fund with the cost of investing in other mutual funds.

The example assumes an investor invests $10,000 in a Fund for the years indicated below and then redeems at the end of those years. The example also assumes that the investment has a 5% return each year and that the Fund’s “Annual Fund Operating Expenses” shown above (without fee waivers or credits or variation for performance) remain the same. Although actual costs may be higher or lower, based on these assumptions an investor’s cumulative expenses would be:

	GROWTH	INTERNATIONAL	SHORT-TERM BOND	BOND INCOME
1 Year Total	$161	$169	$155	$128
3 Year Total	$498	$524	$482	$399
5 Year Total	$860	$903	$832	$690
10 Year Total	$1,875	$1,966	$1,819	$1,518

Investment Information

Shareowners receive a financial report showing the investment returns, portfolios, income and expenses of each Fund every six months. A copy of the semi-annual financial statements of the Funds for the period ending May 31, 2006, in the Funds’ Semi-Annual Report, is available on request. Investors may obtain current share prices daily by calling 888/732-6262, on electronic quotation systems (symbols: SSGFX, SSIFX, STBFX, SBIFX), or on the Internet at www.saturna.com. This prospectus, financial reports, performance information, month-end portfolio holdings, proxy voting records and other useful information is also available at www.saturna.com.

October 2, 2006	Sextant Mutual Fund Prospectus	5

Investment Objectives, Strategies & Risks

The Sextant Funds provide basic elements to build a low-expense, balanced investment program. The following table outlines each fund’s particular objectives, strategies and risks:

Objective	Strategy	Risk
Growth Fund
The Growth Fund seeks long-term capital appreciation. (graphic omitted)	The Growth Fundinvests in a diversified portfolio of U.S. common stocks. It may invest in securities of smaller or newer companies as well as well-seasoned companies of any size.	Smaller, high growth companies involve higher investment risks in that they often have limited product lines, markets and resources, or their securities may trade less frequently and have greater price fluctuation than those of larger companies. Growth stocks, which can be priced on future expectations rather than current results, may decline substantially when expectations are not met.
International Fund
The International Fund seeks long-term capital appreciation. (graphic omitted)	The International Fund invests in a diversified portfolio of foreign common stocks. The Fund diversifies its investments geographically and by type of securities based on the adviser’s evaluation of economic, market, and political trends outside the U.S. The Fund ordinarily invests in securities of at least three countries outside the U.S. It limits investments to those securities of foreign issuers that trade and settle in the U.S., such as American Depositary Receipts (ADRs).	Investing in foreign securities or instruments involves risks not typically associated with investing in U.S. securities. These include fluctuations in exchange rates of foreign currencies; less public information with respect to issuers of securities; less governmental super vision of exchanges, issuers, brokers; lack of uniform accounting, auditing, and financial reporting standards. There is also a risk of adverse political, social or diplomatic developments that could affect investment.
These two STOCK funds emphasize a value approach to investing. The manager looks for securities it believes offer favorable possibilities for capital appreciation over the next one to four years. In selecting securities, the manager considers factors such as growth in revenues and earnings, relative price to earnings and price to book value ratios, industry position and outlook, and its assessment of management. The Funds seek tax-efficiency for their shareowners and reduced trading expenses by limiting portfolio trading.
These Funds may take temporary defensive positions that are inconsistent with a Fund’s principal common stock investment strategies to protect principal in adverse market conditions, but which could reduce returns if stock prices are increasing. Taking a temporary defensive position may keep a Fund from obtaining its investment objective.

Short-Term Bond Fund
The Short-Term Bond Fund seeks capital preservation and current income. (graphic omitted)	The Short-Term Bond Fundinvests at least 80% of its assets in short-term bond securities, under normal circumstances. Its dollar-weighted average effective maturity (the sum of the market value of each bond times its number of years to anticipated maturity, divided by the portfolio’s total market value) normally does not exceed three years.	The risks inherent in the BOND funds depend primarily on the terms and quality of the obligations in each Fund’s portfolio, as well as on market conditions. Interest rate fluctuations affect a Fund’s net asset value, but not the income received by the Fund from its portfolio securities. Because prices and yields on debt securities vary over time, the Fund’s yield also varies. Because of its longer average portfolio maturity, the Bond Income Fund may decline substantially should interest rates increase. Both Funds entail credit risk, which is the possibility that a bond will not be able to pay interest or principal when due. If the credit quality of a bond is perceived to decline, investors will demand a higher yield, which means a lower price on that bond to compensate for the higher level of risk. Bonds with embedded callable options also contain an element of prepayment risk. When interest rates decline, issuers can retire their debt and reissue bonds at a lower interest rate. This hurts investors because yields available for reinvestment will have declined and upward price mobility on callable bonds is generally limited by the call price.
Bond Income Fund
The Bond Income Fund seeks current income. (graphic omitted)	The Bond Income Fund invests at least 80% of its assets in bond securities generating current income, under normal circumstances. Its dollar-weighted average effective maturity normally exceeds 10 years.

These two BOND funds normally invest in:

  Corporate bonds, meaning marketable bonds payable in U.S. dollars, rated within the four highest grades assigned by
  Moody’s Investors Service, Inc. (Aaa, Aa, A, or Baa) or by Standard & Poor’s Corporation (AAA, AA, A or BBB);
  U.S. Government securities;
  High quality commercial paper; and
  Bank obligations, including repurchase agreements, of banks having total assets in excess of $1 billion.

6	Sextat Mutual Funds Prospectus	October 2, 2006

Investment Adviser

Saturna Capital Corporation, 1300 N. State Street, Bellingham, Washington 98225, is the Investment Adviser and Administrator for the Funds. Saturna Capital’s wholly owned subsidiary, Saturna Brokerage Services, Inc., is a discount brokerage firm and acts as distributor. Founded in 1989, Saturna Capital Corporation is also the adviser to Amana Mutual Funds Trust and to private accounts. Saturna has approximately $377 million in assets under management (as of June 30, 2006).

Each Fund pays the Adviser an Investment Advisory and Administrative Services Fee. The Fee covers compensation for portfolio management as well as certain administrative services such as portfolio accounting and reporting, and shareholder servicing. The base portion of the Fee is 0.60% of average daily net assets of each Fund per annum, payable monthly. This base Fee is subject to adjustment up or down depending on the investment performance of each Fund relative to its Morningstar-specified benchmark.

For each month Growth Fund’s or International Fund’s total investment return for the one year period through that month outperforms or underperforms its benchmark for that period by 1% or more but less than 2%, the base Fee is increased or decreased by the annual rate of .10% of the Fund’s average daily net assets for the preceding year. If the outperformance or underperformance is 2% or more but less than 4%, then the adjustment is at the annual rate of .20%. If the outperformance or underperformance is 4% or more, the adjustment is at an annual rate of .30%.

For each month Bond Income Fund’s or Short-Term Bond Fund’s total investment return for the one year period through that month outperforms or underperforms its benchmark for that period by 1% or more but less than 2%, the base Fee is increased or decreased by the annual rate of .10% of the Fund’s average daily net assets for the preceding year. If the outperformance or underperformance is 2% or more, then the adjustment is at the annual rate of .20%.

The Sextant funds are assigned by Morningstar into appropriate categories, which are the benchmarks used for the computation:

Sextant Growth Fund: Mid-Cap Growth Funds
Sextant International Fund: Foreign Large Blend Funds
Sextant Short-Term Bond Fund: Short-Term Bond Funds
Sextant Bond Income Fund: Long-Term Bond Funds

For the fiscal year ended November 30, 2005, the aggregate advisory fee paid (after performance adjustments and fee waivers) was 0.83%, 0.73%, 0.04%, and 0.43% of average net assets for Growth, International, Short-Term Bond, and Bond Income Funds, respectively. A discussion regarding the basis for the Board’s approval of the Funds’ advisory contracts through September 2006 is available in the Annual Report to shareholders, available from the Fund on request.

Nicholas Kaiser, MBA, CFA is President and controlling shareowner of Saturna Capital Corporation. He has been the primary manager of the Growth Fund since 1989 and the International Fund since 1995. Mr. Kaiser, in combination with members of his family, owns more than 5% of each of the Sextant Funds. Phelps McIlvaine has been vice president of Saturna Capital since 1994 and manager of Bond Income and Short- Term Bond Funds during that period. Mr. McIlvaine also manages Idaho Tax-Exempt Fund, another series of the Trust. Additional information about the portfolio managers, and their fund ownership and compensation, is provided in the Statement of Additional Information.

Pricing of Fund Shares

Each Fund computes its price per share each business day by dividing the value of all of its securities and other assets, less liabilities, by the number of shares outstanding. The Funds compute their daily prices at the close of trading on the New York Stock Exchange (generally 4 PM Eastern time) using market prices. The Funds’ shares are not priced on the days when New York Stock Exchange trading is closed (weekends and national holidays). The price applicable to purchases or redemptions of shares of each Fund is the price next computed after receipt of a purchase or redemption order. If a market price is not readily available, a fair value is used under procedures adopted by the Trustees. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net asset values.

How To Buy Shares

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT: To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. For most accounts, we will ask for a photcopy of your driver’s license or other identifying documents.

You may open an account and purchase shares by sending a completed application and a photocopy of a goverment issued identity document with a check for $1,000 or more ($100 under a group or retirement plan) to the Fund of your choice. The Funds do not accept initial orders unaccompanied by payment nor by telephone. The price applicable to purchases and redemptions of Fund shares is the price next computed after receipt of a purchase or redemption order by the Fund’s transfer agent (Saturna Capital). There are no sales charges or loads. The Funds may reject purchases for any reason, such as excessive trading or anti-money laundering regulations which limit acceptance of third-party checks and money orders.

October 2, 2006	Sextant Mutual Fund Prospectus	7

How To Buy Shares (continued)

Shareowners may purchase additional shares at any time in minimum amounts of $25. Once an account is open, purchases can be made by check, by elecronic funds transfer, or by wire. With your authorization, purchase orders can be entered on-line at www.saturna.com.

Shareowners may authorize the use of electronic funds transfer (via the Automated Clearing House system [“ACH”]) to purchase or redeem shares by completing the appropriate section of the application. The authorization must be received at least two weeks before ACH can be used. To use ACH to purchase or redeem shares, simply call Saturna Capital. Investors also may wire money to purchase shares, though the wiring bank typically charges a fee for this service. Be sure Saturna Capital is notified when wiring money.

Each time shares are purchased or redeemed, a confirmation is mailed and/or emailed showing the details of the transaction as well as the current number and value of shares held. Share balances are computed in full and fractional shares, expressed to three decimal places.
The Funds offer several optional plans and services, including free Individual Retirement Accounts. Other free services offered by the Funds include an automatic investment plan, a systematic withdrawal plan, internet access, Health Savings Accounts, Education Savings Accounts, and the right to exchange your shares without charge for any other no-load mutual fund for which Saturna Capital is the investment adviser. Free materials describing these plans and applications may be obtained from Saturna Capital.

Shares may also be purchased and sold through broker-dealers and retirement plan administrators having agreements with the Funds, according to those agreements. These intermediaries may charge investors, and/or require the adviser/distributor to the Funds to share revenues for their services.

How to Redeem Shares

Shareowners may redeem all or part of their investment on any business day of the Funds. The Funds pay redemptions in US dollars, and the amount per share received is the price next determined after receipt of a redemption request. The amount paid depends on the value of the investments of that Fund at that day and may be more or less than the cost of the shares being redeemed.

The Trustees have adopted certain policies and procedures with respect to frequent trading of Fund shares. The Funds are intended for long-term investment and do not permit rapid trading of their shares. Rapid trading may lead to higher portfolio turnover which can increase costs to shareowners and negatively impact performance. Shares held less than 30 calendar days, including those held in omnibus accounts at intermediaries, will be assessed a 2% early-redemption penalty (payable to the Fund). Reinvestments may be restricted for up to six months after a redemption if a Fund detects what it considers to be short-term trading.

The Fund normally pays for shares redeemed within three days after a proper instruction is received. To allow time for clearing, payment for redemption of investments made by check or ACH may be restricted for up to 14 calendar days.

There are several methods you may choose to redeem shares.

Written request

Write:

Sextant Mutual Funds
Box N
Bellingham WA 98227-0596

Or Fax: 360 / 734-0755

You may redeem shares by a written request and choose one of the following options for the proceeds:

  Redemption check (no minimum) sent to registered owner(s).
  Redemption check (no minimum) sent as directed if the signature(s) are guaranteed. If proceeds are to be sent to other than the registered owner(s) at the last address, the signatures on the request may need to be guaranteed by a national bank or trust company or by a member of a national securities exchange.
  Federal funds wire. The proceeds ($5000 minimum) may be wired to any bank designated in the request if the signature(s) are guaranteed as explained above. You may be required to provide other details such as the purpose for international bank wires. A wire fee of $25 will be charged to your account ($35 for international wires).

Telephone request

Call: 800 / 728-8762 or 360 / 734-9900

Unless you notify us to the contrary in advance, you may redeem shares by a telephone request and choose one of the following options for the proceeds:

  Redemption check (no minimum) sent to registered owner(s).
  ACH transfer ($100 minimum) with proceeds transferred to your bank account as designated by the ACH authorization on your application. The transfer agent must receive the ACH authorization at least two weeks before ACH transfer can be used.
  Exchange (in at least the minimum established by the Fund being purchased) for shares of any other Fund for which Saturna Capital is adviser. If the exchange is your initial investment into this Fund, the new account will automatically have the same registration as your original account.
  Federal funds wire. Proceeds ($5000 minimum) may be wired as explained above.
8	Sextat Mutual Funds Prospectus	October 2, 2006

How To Redeem Shares (continued)

For telephone requests, the Funds will endeavor to confirm that instructions are genuine and may be liable for losses if they do not. The caller must provide:

    the name of the person making the request,
    the name and address of the registered owner(s),
    the account number,
    the amount to be withdrawn, and
    the method for payment of the proceeds.

The transfer agent may also require a form of personal identification. Neither the transfer agent nor Funds will be responsible for the results of transactions they reasonably believe genuine.

Check writing

Shareowners may also redeem by writing checks for amounts of $500 or more. Upon request, a Fund provides a small book of blank checks for a $10 fee, which may then be used to write checks to any payee. Checks are redeemed at the price next determined after receipt by the transfer agent. To use this feature, request the Check Writing Privilege on the Application.

Dividends

Each Fund intends to distribute its net investment income and net realized capital gains, if any, to its shareowners. Distributions from capital gains (which may be taxable at different rates depending on the length of time a Fund holds its assets) are paid at the end of November. Growth and International Funds pay income dividends at the end of November. Short-Term Bond and Bond Income funds pay income dividends daily, which are reinvested or distributed monthly. As a result of their investment strategies, Short-Term Bond and Bond Income funds expect that their dividends will consist primarily of ordinary income.

Both dividends and capital gains distributions are automatically reinvested in additional full and fractional shares of the Fund owned. At your option, you may receive dividends or capital gain distributions in cash. You are notified of each dividend and capital gains distribution when paid.

Tax Information

Dividends are subject to various income taxes, whether they are paid in cash or reinvested in additional Fund shares, depending on the type of dividend, the type of your account, and your city, state, and country of tax residence. Income dividends paid by the Growth and International Funds will normally be eligible for the lower “qualified income dividend” tax rates.

Any redemption, including exchanges and checks written by shareowners, constitutes a sale for federal income tax purposes, and investors may realize a capital gain or loss on the redemption.

At the end of each calendar year, shareowners receive a complete annual statement, which should be retained for tax accounting. Saturna Capital keeps each account’s entire investment transaction history, and helps shareowners maintain the tax records needed to determine reportable capital gains and losses as well as dividend income.

Each January, the transfer agent reports to each shareowner (consolidated by taxpayer ID) and to the IRS the amount of each redemption transaction and the amount of dividends and capital gains distributions. Dividend amounts represent the proportionate share the shareowner is to report on a tax return for the year. Capital gains may be taxed at different rates, depending on the length of time the Fund held its investments. Fund dividends and capital gain distributions, whether paid in cash or invested in additional shares of the Fund, may be subject to federal, state and local income taxes.

To avoid being subject to federal backup withholding tax on dividends and distributions, you must furnish your correct Social Security or Tax Identification Number.

Shareowners who are not US taxpayers may be subject to a foreign withholding tax under tax treaty provisions applicable to foreign investors. Capital gain distributions paid by the Funds are not subject to foreign withholding.

Distribution Plan

The Funds have distribution plans under Rule 12b-1 that allow each Fund to pay distribution and other fees for the sale of shares and services provided to shareowners. Under the plan, each Fund pays 0.25% annually of its average daily net assets to the distributor. Because these fees are paid out of a Fund’s net assets on an on-going basis, over time these fees may increase the cost of your investment and may cost you more than paying other types of sales charges.

October 2, 2006	Sextant Mutual Fund Prospectus	9

Financial Highlights

The following tables help you understand each Fund’s financial performance. The top section reflects financial results for a single Fund share. The total returns represent the rate that an investor earned (or lost) on an investment in each Fund, assuming reinvestment of all dividends and distributions and without regard to income taxes. Tait Weller & Baker LLP, the independent registerd public accounting firm for the Funds, audited this information, except for the information for the period ended May 31, 2006. Their report and each Fund’s financial statements are in the Funds’ annual report (available free upon request from Saturna Capital). Unaudited financial information for the semi-annual period ended May 31, 2006 may be found in the Fund’s Semi-Annual report for period ending May 31, 2006, available free of charge from the Funds at www.saturna.com or by calling (800) SATURNA.

Sextant Growth Fund

(graphic omitted)

Period ended May 31, 2006			Year ended November 30,
	Selected data per share of capital stock outstanding throughout the year:	(unaudited)	2005	2004	2003	2002	2001
	Net asset value at beginning of year	$17.11	$14.20	$12.91	$10.64	$11.90	$13.16
	Income from investment operations
	Net investment income or loss	*0.00	(0.02)	0.01	(0.04)	(0.05)	(0.02)
	Net gains or losses on securities (both realized and unrealized)	0.20	2.96	1.45	2.31	(1.21)	(1.24)
	Total from investment operations	0.20	2.94	1.46	2.27	(1.26)	(1.26)
	Less distributions
	Dividends (from net investment income)	-	*(0.00)	(0.01)	-	-	-
	Distributions (from capital gains)	-	(0.03)	(0.16)	-	-	-
	Total distributions	-	(0.03)	(0.17)	-	-	-
	Paid in capital from early redemption penalties	*0.00	*0.00	-	-	-	-

	Net asset value at end of year	$17.31	$17.11	$14.20	$12.91	$10.64	$11.90
	Total return	1.17%	20.76%	11.35%	21.31%	(10.51)%	(9.57)%

	Ratios/supplemental data
	Net assets ($000), end of year	$13,710	$9,006	$5,331	$4,732	$3,373	$3,792
	Raio of expenses to average net assets
	Before fee waivers	0.54%	1.28%	0.80%	1.20%	1.17%	0.84%
	After fee waivers	0.50%	1.24%	0.78%	1.14%	1.11%	0.78%
	Ratio of net investment income (loss) after waiver to average net assets	**0.00%	(0.17)%	0.12%	(0.40)%	(0.48)%	(0.18)%
	Portfolio turnover rate	***0%	4%	8%	12%	15%	8%
*Amount is less than $0.01	**Amount is less than 0.01%	***Amount is less than 1%

Sextant International Fund

(graphic omitted)

Period ended May 31, 2006		Year ended November 30,
Selected data per share of capital stock outstanding throughout the year:	(unaudited)	2005	2004	2003	2002	2001
Net asset value at beginning of year	$11.22	$9.40	$8.05	$6.07	$7.24	$8.52
Income from investment operations
Net investment income	0.08	0.05	0.03	0.05	0.02	0.04
Net gains or losses on securities (both realized and unrealized)	0.86	1.83	1.35	1.97	(1.16)	(1.30)
Total from investment operations	0.94	1.88	1.38	2.02	(1.14)	(1.26)
Less distributions
Dividends (from net investment income)	-	(0.06)	(0.03)	(0.04)	(0.03)	(0.02)
Total distributions	-	(0.06)	(0.03)	(0.04)	(0.03)	(0.02)
Paid in capital from early redemption penalties	*0.00	*0.00	-	-	-	-

Net asset value at end of year	$12.16	$11.22	$9.40	$8.05	$6.07	$7.24
Total return	8.38%	19.95%	17.11%	33.23%	-15.80%	-14.80%

Ratios/supplemental data
Net assets ($000), end of year	$8,346	$3,671	$2,053	$1,650	$1,150	$1,445
Raio of expenses to average net assets
Before fee waivers	0.49%	1.36%	1.22%	1.29%	1.36%	1.37%
After fee waivers	0.46%	1.25%	1.10%	1.10%	1.17%	1.17%
Ratio of net investment income after waiver to average net assets	0.62%	0.52%	0.31%	0.75%	0.20%	0.34%
Portfolio turnover rate	6%	5%	7%	4%	4%	6%
	*Amount is less than $0.01

10	Sextat Mutual Funds Prospectus	October 2, 2006

Sextant Short-Term Bond Fund

(graphic omitted)

Period ended May 31, 2006		Year ended November 30,
Selected data per share of capital stock outstanding throughout the year:	(unaudited)	2005	2004	2003	2002	2001
Net asset value at beginning of year	$4.85	$4.97	$5.09	$5.07	$5.10	$4.95
Income from investment operations
Net investment income	0.07	0.17	0.19	0.23	0.27	0.26
Net gains or losses on securities (both realized and unrealized)	(0.03)	(0.12)	(0.12)	0.02	(0.02)	0.14
Total from investment operations	0.04	0.05	0.07	0.25	0.25	0.40
Less distributions
Dividends (from net investment income)	(0.07)	(0.17)	(0.19)	(0.23)	(0.28)	(0.25)
Total distributions	(0.07)	(0.17)	(0.19)	(0.23)	(0.28)	(0.25)
Paid in capital from early redemption penalties	*0.00	*0.00	-	-	-	-

Net asset value at end of year	$4.82	$4.85	$4.97	$5.09	$5.07	$5.10
Total return	0.88%	0.94%	1.41%	5.00%	4.90%	8.37%

Ratios/supplemental data
Net assets ($000), end of year	$2,489	$2,557	$2,255	$2,259	$2,177	$2,189
Raio of expenses to average net assets
Before fee waivers	0.62%	1.23%	1.14%	1.17%	1.14%	0.94%
After fee waivers	0.37%	0.59%	0.58%	0.60%	0.93%	0.51%
Ratio of net investment income after waiver to average net assets	1.57%	3.35%	3.80%	4.47%	5.23%	5.45%
Portfolio turnover rate	13%	33%	37%	22%	28%	28%
	*Amount is less than $0.01

Sextant Bond Income Fund

(graphic omitted)

Period ended May 31, 2006		Year ended November 30,
Selected data per share of capital stock outstanding throughout the year:	(unaudited)	2005	2004	2003	2002	2001
Net asset value at beginning of year	$4.92	$5.06	$5.07	$4.97	$4.81	$4.56
Income from investment operations
Net investment income	0.11	0.21	0.22	0.22	0.26	0.30
Net gains or losses on securities (both realized and unrealized)	(0.15)	(0.14)	(0.01)	0.10	0.16	0.25
Total from investment operations	(0.04)	0.07	0.21	0.32	0.42<	0.55
Less distributions
Dividends (from net investment income)	(0.11)	(0.21)	(0.22)	(0.22)	(0.26)	(0.30)
Total distributions	(0.11)	(0.21)	(0.22)	(0.22)	(0.26)	(0.30)
Paid in capital from early redemption penalties	*0.00	*0.00	-	-	-	-

Net asset value at end of year	$4.77	$4.92	$5.06	$5.07	$4.97	$4.81
Total return	-0.76%	1.40%	4.26%	6.52%	9.02%	12.40%

Ratios/supplemental data
Net assets ($000), end of year	$2,984	$3,050	$2,643	$2,272	$2,105	$1,965
Raio of expenses to average net assets
Before fee waivers	0.47%	0.97%	0.89%	1.15%	1.06%	1.06%
After fee waivers	0.45%	0.94%	0.87%	0.97%	0.72%	0.34%
Ratio of net investment income after waiver to average net assets	2.33%	4.26%	4.7%	4.29%	5.40%	6.71%
Portfolio turnover rate	12%	4%	0%	0%	29%	30%
	*Amount is less than $0.01

October 2, 2006	Sextant Mutual Fund Prospectus	11

Saturna Capital (grpahic omitted)	Mail application and check to: SEXTANT MUTUAL FUNDS Box N, Bellingham, WA 98227-0596	For assistance, call: 800/SATURNA or 360/734-9900 FAX 360/734-0755

INVESTMENT APPLICATION FOR:
__Sextant Growth	__Sextant International	__Sextant Bond Income	__Sextant Short-Term Bond

Account Name & Type (select one):
__ Individual	_______________________	_________	_______________________
	First Name	Middle Initial	Last Name
Social Security Number:	__ __ __ - __ __ - __ __ __ __	Date of birth:
__ Joint With	_______________________	__________	_______________________
	First Name	Middle Initial	Last Name
Social Security Number:	__ __ __ - __ __ - __ __ __ __	Date of birth:
__ Gift To Minor		as Custodian for
	Name of Custodian		Name of Minor
under the	________________________	______ __ __ - __ __ - __ __ __ ___________________	__ __ __ - __ __ - __ __ __ __	____________
	State	Custodian's Social Security Number	Minor's Social Security	Birthdate
__ Other	_____________________________________________________________________
	Indicate name of corporation, other organization or fiduciart capacity. If a trust, include name(s) of trustees and date of trust instruments.	Tax Identification Number	Name(s) of persons authorized to transact business for the above entity.

Contact Information:
Mailing Address:	_________________________________________________________________________
	Street		Apt., Suite, Etc.

	City	State	Zip
Telephone:	Daytime(___) __________ Home(___) __________ Other(___)__________
Citizenship:	__U.S. Citizen __Resident Alien __Non-resident Alien

Initial Investment: $______________________ Make check payable to the Fund being purchased (minimum $1,000).
Internet Services: Personal email address: __________________________________________________________________
Transaction confirmations and shareowner reports may be sent to my e-mail address: __ Instead of paper mailings (save paper & postage) __ In addition to paper mailings Please call to establish PIN for internet access to my account.
ACH Telephone Transfer Priviledge: __To transfer funds by ACH at no charge to or from my (our) bank account, I (we) authorize electronic fund transfers through the Automated Clearing House (ACH) for my (our) bank account designated. Please attach a voided check.
Automatic Investment Plan: __ Invest $ _______ into this Fund on the _____ day of each month (the 15th unless another date is chosen) by ACH transfer from my (our) bank account. This plan may be cancelled at any time. Please attach a voided check.
Check Writing Priviledge: ($500 per check minimum) ($10 checkbook charge)
__ I (We) hereby request the Custodian to honor checks drawn by me (us) on my (our) account subject to acceptance by the Funds, with payment to be made by redeeming sufficient shares in my (our) account. None of the custodian bank, Saturna Capital Corporation, nor any Sextant Mutual Fund shall incur any liability to me (us) for honoring such checks, for redeeming shares to pay such checks, or for returning checks which are not accepted.
__ Single Signature Authority - Joint Accounts only: (Checks for joint accounts require both signatures unless this box is marked to authorize checks with a single signature). By our signatures below, we agree to permit check redemptions upon the single signature of a joint owner. We hereby agree with each other, with the Funds and with Saturna Capital Corporation that all moneys now or hereafter invested in our account are and shall be owned as Joint Tenants with Right of Survivorship, and not as Tenants in Common.

(graphic omitted) Identification: You must establish identity by attaching a photocopy of a driver’s license, passport or other government-issued document.

The undersigned warrants(s) that I (we) have full authority to make this Application, am (are) of legal age, and have received and read a current Prospectus and agree to be bound by its terms. Unless this sentence is struck, I (we) certify, under penalties of perjury, that I (we) am not subject to backup withholding under the provisions of section 3406(a)(1)(C) of the Internal Revenue Code. This application is not effective until it is received and accepted.

Signature of Individual (or Custodian) __________________________________________ Date ___________________________

Signature of Joint Registrant (if any) ____________________________________________ Date ___________________________

Additional information about each Fund’s investments is available in the Funds’ annual and semi-annual shareowner reports. The Funds’ annual report includes a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. A Statement of Additional Information contains more details, and is incorporated in this Prospectus by reference. These documents and other in	formation are available free, upon request, and shareowners may make inquiries, from:
Saturna Capital Corporation
1300 N. State St., Bellingham, WA 98225
http://www.saturna.com/
E-mail: sextant@saturna.com
800-SATURNA [800-728-8762]
Information about the Funds (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington DC

(call 202-942-8090 for information). Reports and other information about the Funds are also available on the SEC’s EDGAR database (http://www.sec.gov) and copies may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington DC 20549-0102 or sending e-mail to publicinfo@sec.gov.

Saturna Investment Trust’s Investment Company Act file number is 811-05071.

STATEMENT OF ADDITIONAL INFORMATION

SATURNA INVESTMENT TRUST

SEXTANT GROWTH FUND
SEXTANT INTERNATIONAL FUND
SEXTANT SHORT-TERM BOND FUND
SEXTANT BOND INCOME FUND

1300 N. State Street
Bellingham, Washington 98225

360-734-9900
800-SATURNA

STATEMENT OF ADDITIONAL INFORMATION
October 2, 2006

This Statement of Additional Information is not a Prospectus. It merely furnishes additional information concerning the Sextant Growth Fund, the Sextant International Fund, the Sextant Short-Term Bond Fund, and the Sextant Bond Fund that is not included in the Prospectus. It should be read in conjunction with the Prospectus. You may obtain a Prospectus dated October 2, 2006 and shareowner Annual and Semi-Annual reports without charge by writing to the address shown above, calling toll-free to 800/728-8762, and on the Internet at http://www.saturna.com/.

Table of Contents

History of the Funds
Fund Descriptions, Investments and Risks
Management of the Funds
Principal Holders of Securities
Investment Advisory and Other Services
Brokerage Allocation
Capital Stock
Purchase, Redemption and Pricing of Shares
Taxation of the Funds
Calculation of Performance Data
Financial Statements

Page 3 3 7 9 10 13 13 13 13 14 15

2	Sextant Mutual Funds: Statement of Additional Information	October 2, 2006

History of the Funds

Saturna Investment Trust (the “Trust”) is a business trust formed pursuant to RCW 23.90 of the laws of the State of Washington to operate as an open-end management company. When formed on February 20, 1987, the name was Northwest Investors Tax-Exempt Business Trust. The Trust’s name was changed to Northwest Investors Trust on October 12, 1990. In connection with the formation of the Sextant Funds, the Trust’s name was changed to Saturna Investment Trust on September 28, 1995.

The Trust has five separate Funds, four of which are offered as the Sextant Funds through this Prospectus and Statement of Additional Information:
  Sextant Growth Fund (commenced operation Dec. 30, 1990, known as Northwest Growth Fund until September 28, 1995, when the investment objective of only Northwest stocks was changed),
  Sextant International Fund (commenced operation September 28, 1995),
  Sextant Short-Term Bond Fund (commenced operation September 28, 1995), and
  Sextant Bond Income Fund (commenced operation March 2, 1993, known as Washington Tax-Exempt Fund until September 28, 1995, when the investment objective of only Washington State municipal bonds was changed).

The fifth Fund, Idaho Tax-Exempt Fund, is offered through a separate Prospectus and Statement of Additional Information.

Fund Descriptions, Investments and Risks

Classification
Saturna Investors Trust is a “series trust” that presently offers four Sextant “open-end diversified management investment companies” to investors.

Investment Strategies and Risks
The Prospectus describes the principal investment strategies and risks of those strategies.

Investing in securities entails both market risk and risk of price variation in individual securities. This is true even for debt securities issued by the U.S. Government. By diversifying its investments, each Fund may reduce the risk associated with owning one or a few individual securities. There is no assurance that any Fund will achieve its investment objectives.

Sextant Growth Fund seeks long-term growth by investing primarily in common stocks. It may invest in securities convertible into common stocks and preferred stocks, and in other securities that are suited to the Fund’s investment objectives. The Fund ordinarily does not invest in non-convertible debt securities.

Growth Fund may invest in securities of smaller or newer companies as well as those of well-seasoned companies of any size. Smaller companies involve higher investment risks in that they often have limited product lines, markets and resources, or their securities may trade less frequently and have greater price fluctuation than those of larger companies. Although the Fund invests principally in securities of U.S. issuers, it may invest up to 5% of its total assets (valued at the time of investment) in foreign securities, including foreign government obligations and foreign equity and debt securities that are traded in the U.S. (See Risks in Foreign Securities, below.)

Sextant International Fund invests at least 65% of its total assets (taken at market value at time of investment) in foreign securities (securities of non-U.S. issuers), primarily common stocks and American Depositary Receipts. The Fund ordinarily invests in securities of at least three countries outside the U.S.

The Fund may invest in securities of smaller or newer companies as well as those of well-seasoned companies of any size. Smaller companies involve higher investment risks in that they often have limited product lines, markets and resources, or their securities may trade less frequently and have greater price fluctuation than those of larger companies. These factors may be particularly applicable in smaller or emerging foreign markets.

The Fund diversifies its investments among several countries and does not concentrate in any particular industry. The Fund varies its investments geographically and by type of securities in which it invests based on the adviser’s evaluation of economic, market, and political trends throughout the world. The adviser considers the relative political and economic stability of a company’s countries of operation in evaluating the potential rewards and risks of an investment opportunity. The Fund may invest in securities traded in mature markets (such as Canada, Japan and the United Kingdom), in less developed markets (for example, Mexico), and in emerging markets (for example, Peru).

October 2, 2006	Sextant Mutual Funds: Statement of Additional Information	3

As a matter of policy (that can be changed by the Board of Trustees), the Fund limits its investments to those securities of foreign issuers that are traded and settled in the U.S. These include American Depositary Receipts (“ADRs”) that represent underlying shares of foreign issuers. (ADRs are receipts typically issued by an American bank evidencing ownership of the underlying foreign securities). Positions in these securities are valued in U.S. dollars, not in the currency of the underlying security. The Fund may invest in both “sponsored” and “unsponsored” ADRs. In a sponsored ADR, the issuer typically pays some or all of the expenses of the depositary and agrees to provide its regular shareholder communications to ADR holders. An unsponsored ADR is created independently of the issuer of the underlying security. Unsponsored ADR holders generally pay the expenses of the depositary and do not have an undertaking from the issuer of the underlying security to furnish shareholder communications.

The Fund may invest in securities denominated in various currencies. Accordingly, a change in the value of such currency against the U.S. dollar results in a corresponding change in the U.S. dollar value of the Fund’s assets denominated in that currency. Such changes also affect the Fund’s income. Generally, when a given currency appreciates against the dollar (that is, the dollar weakens) the value of the Fund’s securities denominated in that currency rises. When a given currency depreciates against the dollar (that is, the dollar strengthens), the value of the Fund’s securities denominated in that currency would be expected to decline.

The dividends and interest payable on certain of the Fund’s foreign portfolio securities may be subject to foreign withholding taxes, thereby reducing the net amount of income available for distribution to the Fund’s shareowners. A shareowner otherwise subject to U.S. federal income taxes may, subject to various limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund.

Risks in Foreign Securities
Investors should understand and carefully consider the risks involved in foreign investing. Investing in foreign securities or instruments involves risks and opportunities not typically associated with investing in U.S. securities. These include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the U.S.; less public information with respect to issuers of securities; less governmental supervision of exchanges, issuers, brokers; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform trading practices; less liquidity or greater price volatility in foreign markets; possible imposition of foreign taxes; or less advantageous legal, operational, and financial protections applicable to foreign custodial arrangements. There is also a risk of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, adoption of foreign government restrictions, or adverse political, social or diplomatic developments that could affect investment in these nations.

Sextant Short-Term Bond Fund invests primarily in marketable short-term bond securities. Under normal circumstances, the Fund’s dollar-weighted average maturity does not exceed three years.

Sextant Bond Income Fund invests primarily in marketable long-term bond securities. As an operating policy that may be changed by the Board of Trustees, under normal circumstances the Fund maintains a dollar-weighted average effective maturity (the sum of the market value of each bond times its number of years to anticipated maturity, divided by the portfolio’s total market value) in excess of ten years.

The risks and investment returns offered in these Bond Funds depend primarily on the terms and quality of the obligations in each Fund’s portfolio, as well as on market conditions. Interest rate fluctuations affect a Fund’s net asset value, but not the income received by the Fund from its portfolio securities. However, because prices and yields on debt securities vary over time, no specific yield on shares of a Fund can be assured.

The “effective maturity” of a debt instrument is the weighted average period over which the Adviser expects the principal to be paid. It differs from the stated maturity in that it estimates the effect of expected principal prepayments and call provisions. With respect to mortgage backed securities such as GNMA securities, the effective maturity is likely to be substantially less than the stated maturity of the mortgages in the underlying pools. With respect to obligations with call provisions, the effective maturity is typically the next call date on which the obligation reasonably may be expected to be called. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. During periods of rising interest rates, the effective maturity of mortgage backed securities and callable obligations may increase substantially because they become less likely to be prepaid, which may result in greater net asset value fluctuation.

4	Sextant Mutual Funds: Statement of Additional Information	October 2, 2006

Under normal circumstances, each of the Bond Funds invests at least 80% its assets (net assets plus any borrowings for investment purposes, taken at market value at the time of investment) in “bonds,” meaning:

  Marketable straight-debt securities of domestic issuers, and of foreign issuers payable in U.S. dollars, rated at the time of purchase within the three highest grades assigned by Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa or A) or by Standard & Poor’s Corporation (“S&P”) (AAA, AA or A).
  U.S. Government Securities;
  Commercial paper rated Prime-1 by Moody’s or A-1 by S&P at time of purchase, or, if unrated, issued or guaranteed by a corporation with any outstanding debt rated Aa or better by Moody’s or AA or better by S&P; and
  Bank obligations, including repurchase agreements of banks, having total assets in excess of $1 billion.

These Funds may also invest in other debt securities (including those convertible into, or carrying warrants to purchase, common stocks or other equity interests, and privately placed debt securities). However, the Funds may not invest in a security rated at time of purchase below the fourth highest grade assigned by Moody’s (Baa) or S&P (BBB). Debt rated Baa or BBB is considered “medium grade,” though still generally accepted as investment grade.

U.S. Government Securities include: (i) bills, notes, bonds and other debt securities, differing as to maturity and rates of interest, that are issued by and are direct obligations of the U.S. Treasury; and (ii) other securities that are issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities. U.S. Government Securities are generally accepted as being among the safest debt securities with respect to the timely payment of principal and interest (but not any premium paid on their purchase), but generally bear a lower rate of interest than corporate debt securities. However, they are subject to market risk like other debt securities, and the Funds’ shares fluctuate in value.

Among the Government Securities the Funds may purchase are those issued by Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and other agencies. Securities such as these represent an interest in a pool of mortgages insured in whole or in part by other agencies or the U.S. Treasury, depending on the terms of the issue. These issues may or may not represent the guarantee of the U.S. Treasury.

These “mortgage-backed” debt securities are entitled to interest and principal payments on mortgages in the pool as they are paid. During periods of declining interest rates there is an increased likelihood that these mortgages will be prepaid, resulting in a loss of the benefit of holding the instrument to full term, and loss of any premium the Fund may have paid to buy the security.

The Funds may also invest in floating rate instruments which provide for periodic adjustments in coupon interest rates that are automatically reset based on changes in amount and direction of specified market interest rates. To the extent such instruments are subject to lifetime or periodic interest rate caps or floors, such instruments may experience greater price volatility than debt instruments without such features.

Medium grade (Baa or BBB) debt securities are obligations of issuers with less capacity to pay interest and repay principal than those rated more highly. Investment in these debt securities involves somewhat greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience more difficulty in servicing their principal and interest payment obligations.

Some issuers of debt securities choose not to have their securities rated by a rating service. The Funds may invest in unrated securities that in the adviser’s opinion are comparable to securities having at least a medium grade rating and are suitable for investment by the Funds.

Fund Policies
The investment objectives of each Fund are described in the Prospectus and cannot be changed without approval by vote of a majority of the outstanding shares of that Fund.

Investment Restrictions
In addition to the restrictions stated in the Prospectus, the Funds shall not purchase securities on margin or sell securities short or purchase or write put or call options; purchase “restricted securities” (those which are subject to legal or contractual restrictions on resale or are otherwise not readily marketable); nor invest in oil, gas or other mineral exploration leases and programs. The Funds shall not make loans to others, except for the purchase of debt securities, or enter into repurchase agreements. The Funds shall not invest in securities so as to not comply with Subchapter M of the

October 2, 2006	Sextant Mutual Funds: Statement of Additional Information	5

Internal Revenue Code, in that generally at the close of each quarter of the tax year, at least 50% of the value of each Fund’s total assets is represented by (i) cash and cash items, government securities, and securities of other regulated investment companies, and (ii) other securities, except that with respect to any one issuer in an amount more than 5% of either Fund’s total assets, and no more than 10% of the Fund’s voting securities of any one issuer. In addition, the Funds shall not purchase real estate; real estate limited partnerships (excepting master limited partnerships that are publicly traded on a national security exchange or NASDAQ’s National Market System); commodities or commodity contracts; issue senior securities; provided, however, that a fund may borrow money for extraordinary or emergency purposes and then only if after such borrowing there is asset coverage of at least 300% for all such borrowings; nor act as a securities underwriter except that they may purchase securities directly from the issuer for investment purposes. Also, no Fund shall purchase or retain securities of any issuer if the officers or trustees of the Trust or its adviser own more than one-half of one percent of the securities of such issuer; invest in any company for the purpose of management or exercising control. No Fund shall invest in the securities of other open-end investment companies, except in connection with a merger, consolidation, acquisition, or reorganization or by purchase in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary broker’s commission.

No Fund shall purchase securities of any issuer in excess of 5% of the Fund’s total assets or purchase more than 10% of the outstanding voting securities of any issuer; or concentrate its investments in a single industry beyond 25% of the total value of the Fund; or invest more than 10% of its assets in the securities of issuers which together have a record of less than three years continuous operation. No Fund purchases securities if it has outstanding borrowings exceeding 5% of its net assets. No Fund’s investments in warrants, valued at the lower of cost or market, shall exceed 5% of the value of the Fund’s net assets. Included within that amount, but not to exceed 2% of the value of the Fund’s net assets, may be warrants that are not listed on the New York or American Stock Exchange. Warrants acquired in units or attached to securities may be deemed to be without value. Notwithstanding the above, the Funds may purchase securities pursuant to the exercise of subscription rights, provided that such purchase does not result in the Fund’s ceasing to be a diversified investment company. Japanese and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in a Funds’ interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, the Funds may not always realize the full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of the Funds’ portfolio securities with the result that the Fund would be forced to sell securities at a time when it might not otherwise have done so, or to forego exercising the rights.

Investment objectives and certain policies of each of the Funds may not be changed without the prior approval of the holders of the majority of the outstanding shares of the respective Fund. Objectives and policies which are considered fundamental and subject to change only by prior approval of the shareowners include: (1) the primary and any secondary investment objectives; (2) for the Bond Income and Short-Term Bond Funds, the 80% of assets minimum investment in bonds; (3) the classification of the Funds as an open-end management company and the sub-classification of each of the Funds as a diversified company; and (4) the policies listed here under “Investment Restrictions.”

Temporary Defensive Position
When the Adviser considers a temporary defensive investment position advisable, any Sextant Fund may invest without limitation in high-quality corporate debt obligations or U.S. government obligations or hold cash or cash equivalents.

Portfolio Turnover
The Funds place no restrictions on portfolio turnover and Funds will buy or sell investments according to the Adviser’s appraisal of the factors affecting the market and the economy. The Adviser does not anticipate significant variation to the portfolio turnover rate experienced in the past.

Portfolio Information
The Funds publish their complete portfolio holdings on the Internet after each month-end (http://www.saturna.com). They publish annual and semi-annual reports containing portfolio holdings. They file periodic reports with the SEC containing portfolio holdings, which may be published on the Internet. They may provide dealers, financial services and reporters with month-end portfolio holdings. The Funds only disclose month-end portfolio holdings. No person associated with the Funds receives compensation in conneciton with disclosures of portfolio information. Information about open trades, strategies, and investment programs is proprietary information of the Adviser and kept confidential.

6	Sextant Mutual Funds: Statement of Additional Information	October 2, 2006

Management of the Funds

Board of Trustees
A Board of five Trustees supervise the Funds: Nicholas Kaiser, John E. Love, John S. Moore, Gary A. Goldfogel, and Herbert G. Grubel. The Trustees establish policies, as well as review and approve contracts and their continuance. The Trustees also elect the officers, determine the amount of any dividend or capital gain distribution and serve on any committees of the Trust. The majority of Trustess are Independent, having no relationship with the Adviser or its affiliates, and solely consider the interests of shareowners.

Management Information
Staring with the Independent Trustees, the Trustees and officers are:

(1) Name, Address and Age	(2) Position(s) Held with Trust	(3) Principal Occupation(s) during past 5 years	(4) Dollar Range of Securities in the Sextant Funds	Number of Portfolios in Saturna fund complex overseen by Trustee	Other Directorships held by Trustee
INDEPENDENT TRUSTEES
John E. Love 1002 Spokane Street Garfield WA 99130 Age: 73	Independent Trustee since 1987; Independent Chairman	Owner, J.E. Love Co., (agricultural equipment manufacturer)	Growth: $10,001-50,000 International: $1-10,000 Short-Term Bond: over $100,000 Bond Income: $50,001-100,000	Five	None
John S. Moore, Ph.D. 346 Bayside Road Bellingham WA 98225 Age: 74	Independent Trustee since 1993; Audit Committee Chair	Professor (retired), College of Business and Economics, Western Washington University	Growth: $10,001-50,000	Five	None
Gary A. Goldfogel, M.D. 1500 N. State Street Bellingham WA 98226 Age: 47	Independent Trustee since 1995	Medical Examiner (pathologist). Owner, Avocet Environmental Testing (laboratory)	Growth: over $100,000 International: $50,001-100,000 Short-Term Bond: over $100,000 Bond Income: over $100,000	Five	None
Herbert G. Grubel Apt. 1202 - 125 West Second St. North Vancouver, BC Canada V7M 1C5 Age: 71	Independent Trustee since 2005	Senior Fellow, Fraser Institute; Professor (Emeritus) of Economics, Simon Fraser University; Author	Growth: $10,001 -50,000	Five	None
INTERESTED TRUSTEE
Nicholas F. Kaiser, MBA* 1300 N. State Street Bellingham WA 98225 Age: 60	President and Trustee since 1990	President, Saturna Capital Corporation (the Trust’s investment adviser) President, Saturna Brokerage Services (the Trust’s distributor)	Growth: over $100,000 International: over $100,000 Short-Term Bond: $10,001-50,000 Bond Income: $10,001-50,000	Seven	Amana Mutual Funds Trust
OFFICERS WHO ARE NOT TRUSTEES
Phelps S. McIlvaine* 1300 N. State Street Bellingham WA 98225 Age: 52	Vice President since 1994	Vice President, Saturna Capital Corporation (the Trust’s investment adviser) Treasurer, Saturna Brokerage Services (the Trust’s distributor)	Growth: $10,001-50,000 International: $10,001-50,000	N/A	N/A
Ethel B. Bartolome* 1300 N. State Street Bellingham WA 98225 Age: 33	Secretary since 2001	Corporate Administrator, Saturna Capital Corporation (the Trust’s investment adviser)	Growth: $1-10,000	N/A	N/A
Christopher R. Fankhauser* 1300 N. State Street Bellingham WA 98225 Age: 33	Treasurer since 2002	Chief Operating Officer, Saturna Capital Corporation (the Trust’s investment adviser)	Growth: $1-10,000 International: $1-10,000 Bond Income: $1-10,000 Short-Term Bond: $1-10,000	N/A	N/A
James D. Winship, Esq.* 1300 N. State Street Bellingham WA 98225 Age: 58	Chief Compliance Officer since 2004	Private Practice & Adjunct Professor, Univ. of Washington School of Business and Seattle Pacific University	Growth: $1-10,000	N/A	N/A

*Messrs. Kaiser, McIlvaine, Fankhauser, and Winship, and Mrs. Bartolome are “interested persons” of the Trust as officers and/or employees of the Adviser, Saturna Capital Corporation. Messrs. Kaiser, Fankhauser, and Winship and Mrs. Bartolome hold the same positions with Amana Mutual Funds Trust, which has two Fund portfolios, and is also managed by Saturna Capital Corporation.

October 2, 2006	Sextant Mutual Funds: Statement of Additional Information	7

Mr. Kaiser is the only trustee with holdings in other Registered Investment Companies in the Saturna family, and their aggregate value exceeds $100,000.

The Board has authority to establish an Executive Committee with the power to act on behalf of the Board between meetings and to exercise all powers of the Trustees in the management of the Trust. No Executive Committee has been established at this time. An Audit Committee operating under a specific charter and consisting of the disinterested directors meets to select the independent registered public accounting firm and review all audit reports. The audit committee held one meeting during the fiscal year. A separate nominating committee, consisting of the disinterested directors, met once during the fiscal year. The nominating committee will consider shareowners for nomination who submit their written qualifications to the Secretary.

Compensation
Effective December 2005, the Trust pays disinterested trustees $300 per meeting attended, plus reimbursement of travel expenses (pro-rata to each Fund of the Trust). Mr. Kaiser receives no compensation from the Trust, nor are the other officers of the Trust paid for their duties with the Trust; except that Mr. Winship has been retained by the Trust as Chief Compliance Officer, for which he is compensated. The following table provides the total compensation paid trustees for the fiscal year ended November 30, 2005.

Name of Person; Position	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid to Trustees
John E. Love Trustee, Chairman	$1000	$0	$0	$1000
John S. Moore Trustee	$1000	$0	$0	$1000
Gary A. Goldfogel Trustee	$1000	$0	$0	$1000
Herbert A. Ershig Trustee (retired Sept. 2005)	$600	$0	$0	$600
Herbert G. Grubel Trustee (new Dec. 2005)	$0	$0	$0	$0
Nicholas F. Kaiser Trustee	$0	$0	$0	$0

Code of Ethics
The Trust, its investment advisor Saturna Capital Corporation, and its principal underwriter Saturna Brokerage Services, have adopted a common Code of Ethics under Rule 17j-1 of the Investment Company Act and Rule 204a-1 of the Investment Advisers Act. The Code permits personnel subject to the Code (as defined in the Code) to invest in securities, including common stocks and mutual funds. To prevent conflicts of interest, the Code includes restrictions on the investing in common stocks that may be purchased by the Funds. A copy of the Code is available without charge by contacting the Trust or Saturna Capital Corporation.

Proxy Voting Policies
The proxy voting guidelines below summarize Saturna Capital’s positions on various issues of concern to investors, and give a general indication of how portfolio securities held in advisory accounts, such as the Funds, will be voted on proposals dealing with particular issues. The proxy voting guidelines are just that — guidelines. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when the advisor may not vote in strict adherence to these guidelines. Regardless of these guidelines, the advisor will always attempt to vote consistent with specific investment objectives and policies of the Funds.

Saturna Capital’s investment professionals, as part of their ongoing review and analysis of all portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders. Voting proxies is a responsibility of a Fund’s portfolio manager.

These guidelines are reviewed and approved annually by the Trustees. The portfolio manager will refer all issues where there could be a conflict of interest (e.g., a familial or business relationship with company management) or uncertainty of direction to the Trustees for resolution. Disclosure of the proxy voting record is a responsibility of the Trust’s secretary. After June 30, information as filed on Form N-PX regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling Saturna Capital at 800-SATURNA; (2) through the Trust’s website at http://www.saturna.com; and (3) on the SEC’s website at http://www.sec.gov.

By the following general categories, absent special circumstances, proxies will be voted:

8	Sextant Mutual Funds: Statement of Additional Information	October 2, 2006

  Governance
    For proposals calling for a majority of the directors to be independent of management.
    For proposals seeking to increase the independence of board nominating, audit, and compensation committees.
    In accordance with the recommendation of the company’s board of directors on all shareholder proposals, except it will vote for shareholder proposals that are consistent with these proxy voting guidelines.
    For the election of the company’s nominees for director, except it will withhold votes for nominees it considers insufficiently committed or competent.
    Against proposals to elect directors on a staggered schedule.
  Business Transactions
    On a case-by-case basis on board-approved proposals to effect acquisitions, mergers, reincorporations, reorganizations, and other transactions.
    Against proposals to adopt anti-takeover measures.
    On a case-by-case basis on proposals to amend a company’s charter or bylaws.
    Against authorization to transact other unidentified, substantive business at the meeting.
  Capitalization
    On a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except it will normally vote:
    For proposals relating to the authorization of additional common stock.
    For proposals to effect stock splits.
    For proposals authorizing share repurchase programs.
  Executive Compensation
    On a case-by-case basis on board-approved proposals relating to executive compensation.
    For compensation programs that relate executive compensation to a company’s long-term performance.
    For stock option plans unless they could result in massive dilution or have other provisions clearly not in the interest of existing shareholders.

Principal Holders of Securities

As of June 30, 2006, the principal holders of record (those with more than 5% of the outstanding shares) of securities of each Sextant Fund were:

	Name and Address	Shares	Percentage
Growth Fund	Helen F. Schloerb P.O. Box 436 Londonderry VT 05148-0436	122,186.130	15.56%
	Marion R. Foote 223 Chuckanut Point Road Bellingham WA 98229	64,366.070	8.20%
	Estate of Markell Kaiser 305 Chuckanut Point Road Bellingham WA 98229	48,438.272	6.17%
International Fund	Helen F. Schloerb P.O. Box 436 Londonderry VT 05148-0436	127,923.432	18.64%
	Marion R. Foote 223 Chuckanut Point Road Bellingham WA 98229	86,655.113	12.63%
	Estate of Markell Kaiser 305 Chuckanut Point Road Bellingham WA 98229	77,679.123	11.32%
Short-Term Bond Fund	Bellingham Anesthesia PS Telfer 2152 Dellesta Drive Bellingham, WA 98226	77,688.931	14.91%
	Brian N. Oliver IRA 2965 Haxton Way Bellingham WA 98226	42,686.754	8.19%
	Helen F. Schloerb P.O. Box 436 Londonderry VT 05148-0436	42,207.327	8.10%
	Thomas B. Callender IRA Rollover 605 Briar Rd. Bellingham WA 98225-7813	37,694.480	7.23%

October 2, 2006	Sextant Mutual Funds: Statement of Additional Information	9

	Name and Address	Shares	Percentage
	Roger A. Barnhart, MD IRA 3017 Vining Street Bellingham WA 98226	33,840.079	6.54%
Bond Income Fund	Helen F. Schloerb P.O. Box 436 Londonderry VT 05148-0436	83,519.865	13.31%
	David K. Heaps IRA Rollover P.O. Box 1977 Bellingham, WA 98225	51,641.573	8.23%
	Bellingham Anesthesia PS Telfer 2152 Dellesta Drive Bellingham, WA 98226	39,984.404	6.37%
	Frederick M. Graham Mary J. Graham JTWROS 8647 W. Sierra Pinta Drive Peoria AZ 85382	39,912.602	6.36%
	Gary A. Goldfogel IRA Rollover 406 Bayside Rd. Bellingham, WA 98225	32,676.038	5.20%

As of July 10, 2006, officers and Trustees (plus affiliated family members and entities), as a group, own the following shares of the Funds:

	Shares Owned	Percentage of Outstanding
Growth Fund	297,947	37.9%
International Fund	272,879	39.8%
Short-Term Bond Fund	118,079	22.7%
Bond Income Fund	148,548	23.7%

Investment Advisory and Other Services

Investment Adviser and Administrator
Saturna Capital Corporation, 1300 N. State Street, Bellingham, Washington 98225, is the Investment Adviser and Administrator (the “Adviser”) for the Funds. Saturna Capital is also the Funds’ shareowner servicing agent. Mr. Nicholas Kaiser, by his ownership of the majority of its voting stock, is the controlling person of the Adviser. Mr. Kaiser is also a trustee and president of Saturna Investment Trust, and the principal portfolio manager of the Growth and International Funds. Mr. Phelps McIlvaine is the principal portfolio manager of the Short-Term Bond and Bond Income Funds, and a shareowner and member of the board of the Adviser.

A discussion of the trustees’ approval of the continuance of the investment advisory and administration agreements is available in the Trust’s November 30, 2005 annual report.

Advisory Fee
Each of the Sextant Funds monthly pays the Adviser an Advisory and Administrative Services Fee (the “Base Fee”). The Base Fee covers certain administrative services such as portfolio accounting, shareholder and financial reporting, shareholder servicing and transfer agency services. The Base Fee is also compensation for portfolio management, advice and recommendations on securities to be purchased, held or sold. The Base Fee is computed at the annual rate of 0.60% of average daily net assets of each Fund, and is paid monthly. The Base Fee is subject to adjustment up or down depending on the investment performance of the Fund.

Performance adjustment for Sextant Growth Fund and Sextant International Fund:

  For each month in which either of these Fund’s total investment return (change in net asset value plus all distributions reinvested) for the one year period through that month outperforms or underperforms the total return of a specified benchmark for that period by 1% or more but less than 2%, the Base Fee is increased or decreased by the annual rate of .10% based on the Fund’s average net assets over the performance period (one year).
  If the outperformance or underperformance is 2% or more but less than 4%, then the adjustment is at the annual rate of .20%.
  If the outperformance or underperformance is 4% or more, the adjustment is at an annual rate of ..30%.

Performance Adjustment for Sextant Bond Income Fund and Sextant Short-Term Bond Fund:

  For each month in which either of these Fund’s total investment return (change in net asset value plus all distributions reinvested) for the one year period through that month outperforms or underperforms the total return of a specified benchmark for that period by 1% or more but less than 2%, the Base Fee is increased or decreased by the annual rate of .10% based on the Fund’s average net assets over the performance period (one year).
  If the outperformance or underperformance is 2% or more, then the adjustment is at the annual rate of .20%.

10	Sextant Mutual Funds: Statement of Additional Information	October 2, 2006

	Base Fee annual rate	Performance Adjustment annual rate
		<1% more of less than benchmark	1-2% more or less than benchmark	2-4% more or less than benchmark	>4% more or less than benchmark
Growth Fund & International Fund	0.60%	0.00%	+/- 0.10%	+/- 0.20%	+/- 0.30%
Bond Income Fund & Short-Term Bond Fund	0.60%	0.00%	+/- 0.10%	+/- 0.20%	+/- 0.30%

Total return investment performance as calculated and published by Morningstar, Inc. for each Sextant fund Morningstar category is used as the benchmark for comparison purposes. The categories currently assigned by Morningstar are:

  Sextant Growth Fund: “Mid-cap Growth Funds”
  Sextant International Fund: “Foreign Large Blend Funds”
  Sextant Bond Income Fund: “Long-Term Bond Funds”
  Sextant Short-Term Bond Fund: “Short-Term Bond Funds”

The Adviser has undertaken to limit expenses of Short-Term Bond Fund to 0.60% through March 31, 2007 and waives its investment advisory and administrative fee for either Bond Fund completely so long as assets of that Fund are less than $2 million.

For each of the last three fiscal years, the advisory fees (after performance adjustments and expense limitations) each Fund paid Saturna Capital were:

	2003	2004	2005
Sextant Growth Fund	$31,950	$18,702	$56,759
Sextant International Fund	$7,914	$11,159	$21,079
Sextant Short-Term Bond Fund	$4,887	$3,461	$962
Sextant Bond Income Fund	$15,620	$10,560	$12,864

Portfolio Managers

Portfolio Manager:	Nicholas Kaiser	Phelps McIlVaine
Trust portfolios served as primary manager and manager's ownership (range)	Sextant Growth Fund Sextant International Fund (11/30/2005 assets of $100,000-500,000, each Fund)	Sextant Bond Income Fund Sextant Short-Term Bond Fund Idaho Tax-Exempt Fund (none, all Funds)
Other investment company portfolios served as primary manager:	Amana Growth Fund Amana Income Fund (11/30/2005 assets of $169 million)	None
Other pooled investment vehicles served as primary manager:	Two (12/31/2005 assets of $13 million, which are all managed with a performance fee)	None
Other accounts:	Twenty-eight (12/31/2005 assets of $17 million)	One (12/31/2005 assets of $3 million)

All Saturna Capital employees, including Nicholas Kaiser, Phelps McIlvaine and other portfolio managers, are paid an annual salary, as set by the board of Saturna Capital. The board also pays bonuses, that are partly dependent on the profits of Saturna Capital and may also reflect the results of specific managed accounts or specific businesses of Saturna Capital. As shareowners of Saturna Capital Corporation, Messrs. Kaiser and McIlvaine may benefit from any increase in its value per share that might result from its operations or profits. All Saturna Capital employees are eligible for a retirement plan, health and other benefits, and a stock option plan. Stock options are annually awarded on the basis of years of service, and not individual performance. Mutual fund portfolio managers are paid a monthly bonus (which may be shared with other employees) when a fund achieves an overall rating of 4 or 5 stars from Morningstar. The bonus is 1% of the adviser’s net monthly fee (which is based on both assets and performance) for a 4-star rating, and 2% of the monthly fee for a 5-star rating. Mr. Nicholas Kaiser was paid a total of $81,360 in compensation by Saturna Capital in calendar 2005. Mr. Phelps McIlvaine was paid a total of $63,978 in calendar 2005.

October 2, 2006	Sextant Mutual Funds: Statement of Additional Information	11

As explained above, the four Sextant funds of the Trust pay an advisory fee that is based upon performance as well as assets in each Sextant fund. The portfolio equity transactions of the funds are normally executed by Saturna Brokerage Services, an affiliate of the Adviser, but involve no conflict of interest because the Adviser has agreed to waive entirely commission charges normally paid on security transactions. The Adviser has adopted a Code of Ethics which governs trading by portfolio managers to avoid conflicts of interest. To avoid any single managed account of the Adviser getting a trading advantage, portfolio transactions are done as a “bunched” order then allocated pro-rata to individual accounts.

Shareowner Services
Under the Advisory agreement, Saturna Capital also provides services as the transfer agent and dividend-paying agent for the Funds. As transfer agent, Saturna furnishes to each shareowner a statement after each transaction, an historical statement at the end of each year showing all transactions during the year, and Form 1099 tax forms. Saturna also, on behalf of the Funds, responds to shareowners’ questions or correspondence. Further, the transfer agent regularly furnishes the Funds with current shareowner lists and information necessary to keep the shares in balance with the Funds’ records. The transfer agent performs the mailing of all financial statements, notices and prospectuses to shareowners. The transfer agent maintains records of contributions, disbursements and assets as required for IRAs and other qualified retirement accounts. These transfer agent services are included in the Base Fee.

Rule 12b-1 Plan
Effective October 2, 2006, the Funds began operating under a distribution plan under Rule 12b-1 (“Plan”) with Saturna Brokerage Services, Inc. (“Distributor’), a wholly-owned subsidiary of the adviser and a broker-dealer registered under the Securities Exchange Act of 1934. Pursuant to the Plan, Distributor acts as principal underwriter of Fund shares for sale to the public.

The Plan provides that each Fund participating in the Plan shall pay a monthly fee to the Distributor at the annual rate of 0.25% of its average daily net assets. The fee is payable monthly and is intended to finance the distribution of Fund shares and to furnish services to shareowners.

In seeking shareowner approval for the Plan, the Trustees believed that, to the extent that the Distributor has greater flexibility and resources under the Plan, additional sales of Fund shares are likely to result. The Trustees believe that it is important to maintain a stable, if not growing, shareowner base to assist in spreading fixed costs of fund operation across a wider base. A wider base may decrease expense ratios and increase investment efficiency. A wider base also may assist investment managers by creating more stable portfolios not beset with net redemptions, which have adverse effects and costs for remaining shareowners. An additional cost of maintaining stable and economically viable and efficient funds is compensating third parties that distribute funds for their contribution and efforts in attracting and servicing shareowner accounts.

Of course, there can be no assurance that these benefits will be realized.

No Trustee who is not an interested person of the Trust has a direct or indirect financial interest in the operation of the Plan or related agreements. However, Mr. Nicholas Kaiser and other employees of Saturna Capital may be considered to receive indirect financial benefits from the operation of the plan insofar as the Plan may grow Trust assets and the fees paid Saturna Capital.

Under the Plan, the Distributor expects to enter into dealer selling agreements with brokerage firms. These selling agreements will not compensate dealers for actual sales (the Funds pay no sales commissions) but only for assets they hold and service for their customers. The Funds expect that, in addition to such arrangements, revenue from the Plan will be used for advertising; printing and mailing of prospectuses to other than current shareholders; compensation to underwriters; compensation to broker-dealers and other entities selling Fund shares and providing services to shareholders; and other similar services that the Distributor determines are reasonably calculated to result in sales of Fund shares. Under the Plan, the Funds’ distributor will be paid a maximum of only 0.25% annually of the Funds’ average net daily assets. Yet third parties often demand as much as 0.35% to 0.45% in trailing fees to distribute the Funds’ shares. Thus the Adviser also is likely to be contributing its own assets and resources to any expense incurred through increased third-party distribution efforts. The Plan recognizes that the Adviser may use its advisory fee revenue, as well as its past profits or its resources from any other source, to make payment to the Distributor with respect to any expenses incurred in connection with the distribution of Shares, including the activities contemplated under the Plan.

Custodian
National City Bank, Indiana, of Indianapolis, National City Center, Indianapolis, Indiana 46255 is the custodian of the Funds. As custodian for the Funds, the bank holds in custody all securities and cash, settles for all securities transactions, receives money from sale of shares and on order of the Funds pays the authorized expenses of the Funds. When investors redeem Fund shares, the proceeds are paid to the shareowner from an account at the custodian bank.

Independent Registered Public Accounting Firm
Tait, Weller and Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, PA 19103 is the independent registered public accounting firm for the Funds. The accountants conduct an annual audit of the Funds as of November 30 each year, prepare the tax returns of the Funds and assist the Adviser in any accounting matters throughout the year.

Principal Underwriter

Effective October 2, 2006, the Funds began operating under a distribution agreement under Rule 12b-1 with Saturna Brokerage Serivces,

12	Sextant Mutual Funds: Statement of Additional Information	October 2, 2006

Inc. (“Distributor”), a broker-dealer registered under the Securities Exchange Act of 1934, pursuant to which Distributor acts as principal underwriter of Fund shares for sale to the public. The Distributor is a member of the National Association of Securities Dealers, and a wholly-owned subsidiary of Saturna Capital Corporation. All employees of the Distributor are also employees of the Adviser. The distribution plan contemplates that the Funds shall pay a fee at the annual rate of 0.25% of average daily net assets to the Distributor monthly to finance distribution of Fund shares and to furnish services to shareowners.

Brokerage Allocation

The placing of purchase and sale orders as well as the negotiation of commissions is performed by the Adviser and is reviewed by the Board of Trustees. The Adviser may make allocation of brokerage to any broker in return for research or services. Brokers may provide research or statistical material to the Adviser, but this information is only supplemental to the research and other statistics and material accumulated and maintained through the Adviser’s own efforts. Any such supplemental information may or may not be of value or used in making investment decisions for the Funds or any other account serviced by the Adviser. Research services provided by brokers through which the Funds effect securities transactions may be used by the Funds’ investment adviser in servicing all of its accounts and not all of these services may be used by the adviser in connection with the Funds.

The primary consideration in effecting securities transactions for the Funds is to obtain the best price and execution which in the judgment of the Adviser is attainable at the time and which would bring the best net overall economic result to a Fund. Factors taken into account in the selection of brokers include the price of the security, commissions paid on the transaction, the efficiency and cooperation with which the transaction is effected, the expediency of making settlement and the financial strength and stability of the broker. The Adviser may negotiate commissions at a rate in excess of the amount another broker would have charged if it determines in good faith that the overall net economic result is favorable to the Fund, and is not required to execute trades in “over-the-counter” securities with primary market-makers if similar terms are available elsewhere. The Adviser evaluates whether brokerage commissions are reasonable based upon available information about the general level of commissions paid by similar mutual funds for comparable services.

When consistent with best execution, brokerage is primarily directed to Saturna Brokerage Services, Inc., a wholly owned subsidiary of the adviser, which engages in a discount brokerage business. Saturna Brokerage Services has agreed to execute transactions for the Funds without any commissions for calendar 2006. The Trustees review brokerage activity in detail at each regular meeting. Meetings are held on a quarterly schedule. For each of the last three fiscal years, the commissions each Fund paid Saturna Brokerage were:

	2003	2004	2005	% of 2005 aggregrate brokerage commissions paid Saturna Brokerage	% of 2005 aggregate dollar amount of transactions involving the payment of commissions through Saturna Brokerage
Sextant Growth Fund	$2,002	$2,959	$279	100%	100%
Sextant International Fund	$1,287	$977	$0	100%	100%
Sextant Short-Term Bond Fund	$0	$0	$0	0	0
Sextant Bond Income Fund	$0	$0	$0	0	0

Capital Stock

Each Fund of Saturna Investment Trust is divided into shares of beneficial interest. The shares of each separate Fund of the Trust have equal voting rights. All shares are fully paid, non-assessable, transferable and with rights of redemption, and are not subject to preemptive rights. The Trust is not required to hold annual shareowner meetings. However, special meetings may be called for such purposes as electing or removing Trustees, changing fundamental policies, or voting on approval of an advisory contract. On issues relating solely to a single Fund, only the shareowners of that Fund are entitled to vote. All dividends and distributions for each Fund shall be distributed to shareowners in proportion to the number of shares owned.

Purchase, Redemption and Pricing of Shares

See How to Buy Shares, How to Redeem Shares and Pricing of Fund Shares in the Prospectus for an explanation about the ways to purchase or redeem shares. Both purchases and redemptions are made at net asset value per share. A 2% early redemption penalty may apply.

In addition to normal purchases or redemptions, the shares of the Funds may be exchanged for shares of other funds managed by Saturna Capital. Exchanges will be made at no charge upon written request or by telephone if the shareowner has previously authorized telephone privileges. A gain or loss for federal tax purposes will be realized upon redemption of any shares for the purposes of an exchange as described above.

Price (net asset value) per share is determined by dividing the value of all securities and other assets, less liabilities, by the number of shares outstanding. The daily price is determined for each Fund as of the close of trading on the New York Stock Exchange (generally 4 p.m. New York time) on each day the Exchange is open for trading. The Exchange is generally closed on New Year’s Day, Martin Luther King Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. See the balance sheet in the Annual Report or Semi-Annual Report for a specimen sheet showing how the Funds calculate net asset value, which is the price used for both purchase and redemption of shares.

October 2, 2006	Sextant Mutual Funds: Statement of Additional Information	13

Taxation of the Funds

Saturna Investment Trust is organized as a “series” investment company. Each Fund of the Trust is a separate economic entity with separate assets and liabilities and separate income streams. The shareowners of each separate Fund may look only to that fund for income, capital gain or loss, redemption, liquidation, or termination. Each Fund has separate arrangements with the Adviser. Assets of each Fund are segregated. The creditors and shareowners of each Fund are limited to the assets of that fund for recovery of charges, expenses and liabilities. Each Fund of the Trust conducts separate voting on issues relating solely to that fund, except as required by the Investment Company Act. The tax status and tax consequences to shareowners of each Fund differ, depending upon the investment objectives, operations, income, gain or loss, and distributions from each Fund.

Each Fund intends to distribute to shareowners substantially all of its net investment income and net realized capital gains, if any, and to comply, as they have since inception, with the provisions of the Internal Revenue Code applicable to regulated investment companies (Subchapter M), which relieve mutual funds of federal income taxes on the amounts so distributed.

At November 30, 2005, Short-Term Bond had capital loss carryforwards of $40,485, of which $766 expires in tax year 2005, $4,467 expires in 2007, $9,191 expires in 2008, $15,099 expires in 2009 and $4,422 expires in 2011 and $6,540 expires in 2012; Bond Income had capital loss carryforwards of $22,124, of which $5,730 expires in 2007, $2,141 expires in 2009 and $14,253 expires in 2010; and International had capital loss carryforwards of $153,967, of which $52,590 expires in 2009, $70,706 expires in 2010 and $30,671 expires in 2011, subject to regulation. Prior to their expiration, such loss carryforwards may be used to offset future net capital gains realized for federal income tax purposes.

If shareowners do not furnish the transfer agent with a valid Social Security or Tax Identification Number and in certain other circumstances, the transfer agent is required to withhold 28% of income. Dividends and capital gains distributions to shareowners who are nonresident aliens may be subject to a 30% United States foreign withholding tax under the existing provisions of the code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. If the IRS determines that a Fund should be fined or penalized for inaccurate or missing or otherwise inadequate reporting of a Tax Identification Number, the amount of the IRS fee or penalty will be directly assessed to the shareowner account involved.

Calculation of Performance Data

Average annual Total Return and Current Yield information may be useful to investors in reviewing a Fund’s performance. However, certain factors should be taken into account before using the information as a basis for comparison with alternative investments. Additional calculations are made to illustrate possible taxes payable on distributions and sale of shares. The performance for any given past period is not an indication of future rates of return or yield on its shares.

The figures regarding multi-year total return reflect the operations of Sextant Growth Fund and Sextant Bond Income Funds using their different investment objectives prior to September 1995.

Annual Average Total Return (before taxes)
For each of the following periods ended November 30, 2005, the average annual compounded Total Returns of each Fund (before taxes) were:

	1 year	5 years	10 years	Commencement
Sextant Growth Fund	20.76%	5.68%	11.22%	9.47%
Sextant International Fund	19.95%	6.07%	9.63%	9.43%
Sextant Short-Term Bond Fund	0.94%	4.16%	4.68%	4.70%
Sextant Bond Income Fund	1.40%	6.71%	5.93%	5.56%

Average annual Total Return (before taxes) quotations for various periods illustrated are computed by finding the average annual compounded rate of return over the period quoted that would equate the initial amount invested to the ending redeemable value according to the following formula:

P (l + T)n = ERV

Where P = a hypothetical initial Payment of $1,000
T = average annual Total return
n = number of years
ERV = Ending Redeemable Value of the $1,000 payment made at the beginning of the period.

To solve for average Total Return, the formula is as follows:

T = ( ERV/P)1/n - 1

Average Annual Total Return (after taxes on distributions)

For each of the following periods ended November 30, 2005, the average annual compounded Total Returns of each Fund (after taxes on distributions) were:

14	Sextant Mutual Funds: Statement of Additional Information	October 2, 2006

	1 year	5 years	10 years	Commencement
Sextant Growth Fund	20.74%	5.64%	10.70%	9.14%
Sextant International Fund	19.86%	5.95%	9.21%	9.02%
Sextant Short-Term Bond Fund	-0.24%	2.44%	2.71%	2.74%
Sextant Bond Income Fund	-0.02%	4.75%	3.61%	3.75%

Average annual Total Return (after taxes on distributions) quotations for various periods illustrated are computed by finding the average annual compounded rate of return over the period quoted that would equate the initial amount invested to the ending redeemable value according to the following formula:

P (l + T)n = ATVD

Where P = a hypothetical initial Payment of $1,000
T = average annual Total return (after any federal income taxes on distributions)
n = number of years
ATVD = Ending Value of the hypothetical $1,000 payment made at the beginning of the period after taxes on fund distributions but not after any federal income taxes on redemption

Average Annual Total Return (after taxes on distributions and redemption)

For each of the following periods ended November 30, 2005, the average annual compounded Total Returns of each Fund (after taxes on distributions and redemptions) were:

	1 year	5 years	10 years	Commencement
Sextant Growth Fund	13.54%	4.90%	9.56%	7.33%
Sextant International Fund	13.08%	5.18%	8.25%	8.08%
Sextant Short-Term Bond Fund	-0.26%	2.34%	2.38%	2.41%
Sextant Bond Income Fund	-0.06%	4.54%	3.11%	3.04%

Average annual Total Return (after taxes on distributions) quotations for various periods illustrated are computed by finding the average annual compounded rate of return over the period quoted that would equate the initial amount invested to the ending redeemable value according to the following formula:

P (l + T)n = ATVDR

Where P = a hypothetical initial Payment of $1,000
T = average annual Total return (after any federal income taxes on distributions and redemption)
n = number of years
ATVDR = Ending Value of the hypothetical $1,000 paymentmade at the beginning of the period after any federal income taxes on fund distributions and redemption

Current Yield is computed by dividing the net investment income, as defined by the Securities and Exchange Commission, over a rolling 30 day period for which the yield is presented by the average number of shares eligible to receive dividends for the period over the maximum offering price per share on the last day of the period, and annualize the results. The formula used is:

Yield = 2[( a-b/cd +1)6 -1]

Where
a = interest and dividends accrued during the period
b = expenses accrued for the period (net of reimbursements)
c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the price per share on the last day of the period

The current yield on the Sextant Growth Fund, the Sextant International Fund, Sextant Short-Term Bond Fund, and the Sextant Bond Income Fund, for the 30 day period ending November 30, 2005 was 0.00%, 0.00%, 4.56%, and 5.03%, respectively.

Financial Statements

The most recent audited annual and unaudited semi-annual reports accompany this Statement of Additional Information.

Semi-Annual Financial Statements as of May 31, 2006 (unaudited)

There is incorporated into this Registration Statement the following unaudited financial information contained in the Funds’ Semiannual Report to shareowners for the six month period ended May 31, 2006.

October 2, 2006	Sextant Mutual Funds: Statement of Additional Information	15

Statements of Assets and Liabilities as of May 31, 2006
Statements of Operations-Six Months ended May 31, 2006
Statements of Changes in Net Assets--Six Months ended May 31, 2006 and Year ended November 30, 2005
Investments-as of May 31, 2006
Financial Highlights

Annual Financial Statements

There is incorporated into this Registration Statement the following financial information in the Annual Report to shareowners for the fiscal year ended November 30, 2005:

Report of Tait, Weller & Baker LLP, Independent Registered Public Accounting Firm.
Statement of Assets and Liabilities as of November 30, 2005.
Statement of Operations - Year ended November 30, 2005.
Statements of Changes in Net Assets - years ended November 30, 2005, and 2004.
Investments - as of November 30, 2005.
Notes to Financial Statements.

16	Sextant Mutual Funds: Statement of Additional Information	October 2, 2006